Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events
Subsequent Events

Note 25: Subsequent Events

Between January and March 2023, the Company borrowed a total of $12.9 million under the Unsecured Promissory Note.

On March 30, 2023, the Company entered into a Securities Purchase Agreement with the purchasers named therein (the “Purchasers”), certain of which are related parties, pursuant to which the Company will issue approximately 79.9 million units at a price of approximately $1.12 per unit for institutional investors, and a purchase price of approximately $1.19 per unit for employees and consultants. Each unit consists of one share of Class A common stock and 0.75 of a warrant to purchase one share of Class A common stock at an exercise price of $1.13. Certain institutional investors have elected to receive pre-funded warrants to purchase Class A common stock in lieu of a portion of their Class A common stock. In total, the Company agreed to sell (i) an aggregate of approximately 69.2 million shares of its Class A common stock, (ii) warrants to purchase an aggregate of approximately 59.9 million shares of Class A common stock, and (iii) pre-funded warrants to purchase an aggregate of approximately 10.8 million shares of Class A common stock, to the Purchasers for aggregate gross proceeds of approximately $89.5 million (collectively, the “Private Placement”). The Private Placement is subject to certain conditions and is expected to close on April 6, 2023.